UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 2, 2005

                             KNOCKOUT HOLDINGS, INC.
                             -----------------------
               (Exact name of registrant as specified in charter)

              Delaware                 000-32007               13-4024018
              --------                 ---------               ----------
  (State or other jurisdiction of     (Commission            (IRS Employer
           incorporation)             File Number)         Identification No.)


        100 W. Whitehall Avenue, Northlake, IL                  60164
        --------------------------------------                  -----
       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (708) 273-6900

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              David Schubauer, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         On June 2, 2005, Oscar Turner resigned as a director of Knockout Holdings, Inc. (the "Company") and as Chief Financial Officer of the Company.

         On June 2, 2005, the Board of Directors of the Company appointed Richard S. Han, CPA, as the Company's new Chief Financial Officer, effective immediately. Prior to joining the Company, Mr. Han served as a portfolio manager with Vicis Capital, since March 2004. While at Vicis Capital, Mr. Han focused on emerging growth public companies and worked extensively with company management teams to plan strategic direction, raise capital and develop business plans, including financial projections. From 2002 to 2004, Mr. Han founded Indigo Partners and served as chief operating officer where he managed a network of external relationships for the fund including company executives, government regulators, commercial banks, law firms, consultants, accountants and local securities firms. Prior to Indigo Partners, Mr. Han served as co-head of Corporate Equity Derivatives at Goldman Sachs, as well as vice president within Equity Capital Markets at Credit Suisse First Boston. Mr. Han holds masters of arts from Columbia University and a bachelor of arts from the University of Chicago.

         There are no family relationships between Mr. Han and the Company's directors, executive officers or persons nominated or charged by the Company to become directors or executive officers. There was no transaction during the last two years, or any proposed transactions, to which the Company was or is to be a party, in which Mr. Han had or is to have a direct or indirect material interest. The Company does not currently have an employment agreement in effect for the employment of Mr. Han as Chief Financial Officer.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS

EXHIBIT NUMBER                          DESCRIPTION
--------------        ----------------------------------------------
99.1                  Press Release issued June 2, 2005




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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             KNOCKOUT HOLDINGS, INC.


Dated: June 6, 2005                          By: /s/ John Bellamy
                                                 ----------------------------
                                             Name:   John Bellamy
                                             Title:  Chief Executive Officer





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